SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         April 20, 2004
                                                 -------------------------------



                         THE BLACK & DECKER CORPORATION
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             (Exact name of registrant as specified in its charter)

        Maryland                      1-1553                    52-0248090
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(State of Incorporation)     (Commission File Number)     (I.R.S. Employer
                                                          Identification Number)

701 East Joppa Road, Towson, Maryland                              21286
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:            410-716-3900
                                                          ----------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
Exhibit 99 Press Release of the Corporation dated April 20, 2004.

ITEM 9. REGULATION FD DISCLOSURE; ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On April 20, 2004, the Corporation reported its earnings for the three months ended March 28, 2004. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Corporation's related press release dated April 20, 2004.

FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Corporation's actual results are identified in Item 1(g) of Part I of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003.

NON-GAAP FINANCIAL MEASURES
The press release attached as Exhibit 99 contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Corporation believes that these non-GAAP financial measures provide information that is useful to the users of its financial information regarding the Corporation's financial condition and results of operations. Additionally, the Corporation uses these non-GAAP measures to evaluate its past performance, reportable business segments, and prospects for future performance. The Corporation believes it is appropriate to present this non-GAAP financial information for the following reasons:

o The Corporation provides certain measures of operating results, net earnings, and earnings per share adjusted to exclude certain costs, expenses, and gains and losses, as well as to exclude effects of changes in foreign currency exchange rates and of acquired businesses on sales and inventories. The Corporation believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on the Corporation's results of operations in any particular period. The Corporation also utilizes certain of these measures to compensate certain management personnel of the Corporation.

o In addition to measuring its cash flow generation and usage based upon operating, investing, and financing activities classifications established under accounting principles generally accepted in the United States, the Corporation also measures its free cash flow. Free cash flow is a measure commonly employed by credit providers. The Corporation defines free cash flow as cash flow from operating activities, less capital expenditures, plus proceeds from the disposal of assets (excluding proceeds from business sales).

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While the Corporation believes that these non-GAAP financial measures are useful in evaluating the Corporation, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP
financial   measures  may  differ  from  similar  measures  presented  by  other companies.

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                         THE BLACK & DECKER CORPORATION

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE BLACK & DECKER CORPORATION


                                           By: /s/ CHRISTINA M. MCMULLEN
                                               ---------------------------------
                                                   Christina M. McMullen
                                                   Vice President and Controller




Date: April 20, 2004